EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to Quarterly Report on Form 10-Q/A of Montgomery Real Estate Service, Inc. (the "Registrant") for the three and six months ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Duane Bennett, Chief Executive Officer and Chief Financial Officer of the Registrant, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

* the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Duane Bennett
Duane Bennett
President, Chief Executive Officer,
Chief Financial Officer, Controller

Date: September 12, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.